                                                                   Exhibit 99.01

                    SEPARATION AGREEMENT AND GENERAL RELEASES

     This Separation  Agreement and General Releases (the  "Agreement") is dated as of July 24, 2006, by and between Del Global  Technologies  Corp.,  a New York corporation  (who  along  with its  subsidiaries  is  referred  to herein as the
"Company"), and Walter F. Schneider ("Schneider").

     WHEREAS,  this Agreement  governs the terms of Schneider's  separation from the Company and the Company's financial and other obligations to Schneider.

     NOW,  THEREFORE,  in  consideration  of the mutual covenants and agreements contained herein and for other good and valuable consideration,  the receipt and sufficiency  of which are  hereby  acknowledged,  the  parties  hereby  agree as follows:

     1.   TERMINATION  DATE.  Schneider   acknowledges  that  his  last  day  of
employment  with the  Company  was  July  21,  2006  (the  "Termination  Date").
Schneider  understands  and agrees that,  as of the  Termination  Date, he is no longer authorized to incur any expenses,  obligations,  or liabilities on behalf of  the  Company,  and  agrees  that  he  shall  submit  for  reimbursement  any outstanding expenses incurred with appropriate  documentation for which he seeks reimbursement  within four (4) weeks following the Termination  Date.  Schneider further understands and agrees that, as of the Termination Date, he is no longer authorized  to conduct any  business on behalf of the Company or to hold himself out as an employee,  agent or  representative  of the Company.  Effective on the
Termination Date, Schneider resigns as a director of the Company and any and all positions he may hold on any Board of Directors of Company  subsidiaries  and/or affiliates  and any executive  positions he holds with any Company  subsidiaries and/or affiliates including, without limitation, Villa Sistemi Medicali, S.p.A.

     2.   SEVERANCE BENEFITS AND OTHER PAYMENTS DUE.

          (a)  Separate and apart from the severance  benefits  described below, the Company shall  continue to pay  Schneider  his full base salary  through the
Termination  Date at the rate in  effect  immediately  prior to the  Termination
Date,  and shall pay Schneider  $19,327 for his earned but unused  vacation pay.
Such  vacation  pay shall be paid to  Schneider  as  required by law on the next payday following the Termination Date.

          (b)  The  Company  will  pay   Schneider  a  severance   payment  (the
"Severance Payment") equal to $300,000 which is one (1) times Schneider's annual base salary in effect  immediately  prior to the Termination Date. The Severance
Payment shall be paid to Schneider in pro-rata  equal  installments  pursuant to the Company's  standard payroll practices over a twelve-month  period commencing with the first payday following the Termination Date; provided, however, that in the event the  Company  sells any of its assets or the assets of any of its U.S.
subsidiaries  for cash and such sale results in net cash proceeds to the Company of at least $5.0  million,  then the Company  shall pay to Schneider any balance outstanding  of the Severance  Payment within ten (10) days after the receipt by the Company of such net cash proceeds from such asset sale.

          (c)  Schneider  will also be  entitled  to  receive  health  insurance coverage for himself and his dependents under the same plan or plans under which he was covered  prior to the  Termination  Date or  substantially  similar group medical  plan(s)  established  by the  Company  or any  one of its  subsidiaries thereafter.  Such health insurance  coverage shall be paid for by the Company to the same extent as if Schneider was still employed by the Company, and Schneider will be required to make such payments as he would be required to make if he was still  employed by the Company.  This coverage will continue for a period of one
(1) year following the Termination Date.

          (d)  The  Company  shall  withhold  from  any  amounts  payable  under subparagraphs (a) and (b) above all federal, state, city or other taxes required by  applicable  law to be withheld  by the  Company and shall make all  required employer payments for Social Security and Medicare.

          (e)  In the event that the Company  fails to make any of the  payments required by  subparagraph  (b) above on the date due or within five (5) business days after a written  notice of such  failure to pay is  provided  (the  "Notice
Period"), then any and all unpaid amounts due shall accelerate and be payable to
Schneider.  For each day after the date of such Notice  Period has expired,  and for  every  day  thereafter  that  the  unpaid  amount  is not  paid  in full to
Schneider,  then the total of all unpaid amounts of the Severance  Payment shall accelerate and be payable to Schneider  immediately  and all such unpaid amounts shall accrue interest at the rate of 9% per annum. If payments due have not been made prior to the time that the Notice  Period has expired,  then  Schneider may commence a lawsuit for any and all unpaid amounts  required by subparagraph  (b)
above, including the amounts accelerated, plus interest on all such amounts, and the Company  agrees to pay the full amount of Schneider's  reasonable  attorneys fees and expenses in such lawsuit.  Further, the Company agrees that in any such lawsuit,  the Company  will not assert any  affirmative  defenses,  setoffs,  or counterclaims;  provided,  however, that nothing shall prohibit the Company from bringing a separate action against  Schneider for breach of this Agreement or of any other legal  obligation that Schneider may have to the Company.  In any such lawsuit against Schneider,  the party who substantially  prevails in such action shall be  entitled  to payment  from the other party for all of its or his costs and expenses incurred in such action, including reasonable attorneys fees.

          (f)  Schneider  acknowledges  and agrees that he is not  otherwise due any other monies from the Company including any unpaid salary, benefits,  change in control payments,  or other compensation other than outstanding  expenses for which he will submit for  reimbursement  as  provided  in Section 1 hereof,  any unpaid base salary in the current payroll period through the  Termination  Date, any unpaid  vacation  pay as set forth  above and any vested  amounts  under any employee  benefit  plan  governed  by ERISA  that  have not yet been paid to him
(including  group  medical  benefits).  Schneider  understands  that  he is  not entitled to any payments from the Company of any kind or nature  pursuant to any other  agreement  or  agreements  with the  Company  other than the  payment and benefits  described  or  referred to within this  Agreement.  Schneider  further understands  that aside from the  foregoing,  he is not entitled to and will not receive any further  payment or benefits of any kind from the  Company.  This is not  intended to be a  declination  of COBRA  coverage or a waiver of any rights under COBRA.

     3.   RELEASES.  In  exchange  for the  consideration  provided  for in this
Agreement,  without  any  further  deed or  action,  Schneider  irrevocably  and unconditionally releases the Company, its predecessors,  parents,  subsidiaries,
affiliates,   and  past,  present  and  future  officers,   directors,   agents,
consultants, employees,  representatives,  and insurers, as applicable, together with all  successors  and  assigns of any of the  foregoing  (collectively,  the
"Releasees"), of and from all claims, demands, actions, causes of action, rights

of  action,  contracts,  controversies,   covenants,  obligations,   agreements,
damages,  penalties,  interest,  fees, expenses,  costs,  remedies,  reckonings, extents,  responsibilities,  liabilities,  suits,  and proceedings of whatsoever kind, nature, or description, direct or indirect, vested or contingent, known or unknown, suspected or unsuspected, in contract, tort, law, equity, or otherwise, under the laws of any jurisdiction, that Schneider or his legal representatives, successors or assigns,  ever had, now has, or hereafter can, shall, or may have, against the Releasees,  as set forth above, jointly or severally,  for, upon, or by reason of any matter,  cause,  or thing  whatsoever from the beginning of the world through, and including, the date of this Agreement ("Claims"), arising out of Schneider's employment with the Company.

     It is understood and agreed that Schneider  hereby expressly waives any and all laws or statutes, of any jurisdiction  whatsoever,  which may provide that a general release does not extend to claims not known or suspected to exist at the time of executing a release  which if known would have  materially  affected the decision to give said  release.  It is  expressly  intended and agreed that this
Release does in fact extend to such unknown or unsuspected Claims arising out of
Schneider's employment with the Company,  related to anything which has happened to the date hereof even if knowledge thereof would have materially  affected the decision to give said release.

     Such release includes,  but is not limited to, the violation of any express or implied contract; any federal, state or local laws, restricting an employer's right to  terminate  employees,  or  otherwise  regulating  employment;  workers compensation,  wage and hour, or other employee  relations  statutes,  executive orders,  ordinance,  or regulations,  including any rights or claims under Title
VII of the Civil  Rights Act of 1964,  as amended the Civil  Rights Act of 1991, the Americans with Disabilities Act of 1990, the Rehabilitation Act of 1973, the
Family and  Medical  Leave Act of 1993,  the Civil  Rights Act of 1866,  the Age
Discrimination in Employment Act of 1967, the Fair Labor Standards Act, the WARN
Act,  or any  state  or  local  laws  covering  the same  subject  matter;  tort
(including,  without  limitation,  negligent  conduct,  invasion  of privacy and
defamation);   any  federal,   state,  or  local  laws  providing  recourse  for
retaliation,  wrongful discharge,  dismissal or other obligations arising out of public policy, physical or personal injury, fraud, negligent misrepresentations, and similar or related  claims.  The laws  referred to in this  section  include statutes,  regulations, other administrative guidance, and common law doctrines.
Any and all claims  and/or  disputes  arising  out of or  relating to any of the foregoing shall be, and are, finally compromised, released and settled.

     Notwithstanding  the foregoing,  this release does not include  Schneider's right to enforce the terms of this  Agreement,  his rights under  COBRA,  or his rights to vested  benefits  under  ERISA or any  other  statute  whereby a party cannot  waive his rights in a private  agreement  with his  employer.  Except to enforce this Agreement or as otherwise provided by law, Schneider agrees that he will not pursue,  file or assert or permit to be pursued,  filed or asserted any civil action, suit or legal proceeding seeking equitable or monetary relief (nor will he seek or in any way obtain or accept any such relief in any civil action, suit  or  legal  proceeding)  in  connection  with  any  matter  concerning  his employment  relationship  with the Company and/or the  termination  thereof with respect to all of the claims  released  herein arising from the beginning of the world up to and including the date of execution of this Agreement (whether known or unknown to him and including any continuing  effects of any acts or practices prior to the date of execution of this Agreement).

     If  Schneider  should  bring any action  arising out of the subject  matter covered by this Agreement,  except to enforce this Agreement or his rights under law, he understands  and recognizes  that he will, at the option of the Company, be considered in breach of this  Agreement and shall be required to  immediately return any and all funds received  pursuant to this Agreement.  Furthermore,  if the Company should  substantially  prevail in any such lawsuit,  Schneider shall pay to the  Company  all of its costs and  expenses  incurred in such an action, including  reasonable  attorney's  fees. If Schneider should bring any action to enforce  this  Agreement  or defend  any action by the  Company to enforce  this
Agreement,  and if he substantially  prevails in such action,  the Company shall pay to  Schneider  all of his costs and  expenses  incurred  in such an  action, including reasonable attorney's fees.

     In exchange  for the  consideration  provided  for in this  Agreement,  and without  any  further  deed  or  action,  the  Company  hereby  irrevocably  and unconditionally  releases  and  forever  discharges  Schneider  and  his  heirs, executors, and representatives of and from all claims, demands,  actions, causes of action, rights of action, contracts,  controversies,  covenants, obligations, agreements,  damages,  penalties,  interest,  fees, expenses,  costs,  remedies, reckonings,  extents,  responsibilities,  liabilities, suits, and proceedings of
whatsoever  kind,  nature,  or  description,   direct  or  indirect,  vested  or
contingent,  which are  presently  known in  contract,  tort,  law,  equity,  or otherwise,  or under the laws of any jurisdiction,  that the Company now has, or hereafter can, shall, or may have,  against Schneider for, upon, or by reason of any matter,  cause, or thing whatsoever from the beginning of the world through, and including, the date of this Agreement (the "Schneider Claims").

     4.   COMPANY  INFORMATION  AND PROPERTY.  Schneider  agrees to  immediately return to the Company all Company  property and  information  in his  possession including,  but not limited to, Company  files,  financial  models,  strategies,
compilations,   studies,  manuals,  memoranda,  client  lists  or  other  client information, or other documents or records related to the Company's business and operations,  in any form in which they are  maintained,  and agrees that he will not retain any copies,  duplicates,  reproductions,  or excerpts  thereof in any form.  Schneider  also  agrees to  immediately  return any  computer  equipment,
Blackberry  equipment,  cell phones,  access codes,  discs,  software,  or other
Company-owned items in his possession;  provided,  however, that Schneider shall be allowed to keep the Company laptop computer currently in his possession.

     5.   COOPERATION;  INDEMNIFICATION.  Schneider agrees that, upon reasonable request, he will cooperate with the Company so long as such cooperation does not interfere  in any  material  respects  with  any  full-time  job he may  have or business he is conducting at the time.  The  obligation to cooperate will extend only to these matters with which  Schneider may have been involved  while he was employed by the Company.  The Company agrees to reimburse  Schneider for any and all expenses reasonably incurred by him in connection with any such request made by the Company. The Company acknowledges and confirms that Schneider is entitled to  indemnification  to the extent  provided  for in the  Company's  charter and bylaws,  the  charter  and  bylaws  of any of the  Company's  subsidiaries  that
Schneider  served  as  an  officer  and/or  director,  including  Villa  Sistemi
Medicali,  S.p.A., and any insurance policies of the Company or its subsidiaries providing for indemnification coverage to Schneider.

     6.   CONFIDENTIALITY.  Schneider agrees that he will not disclose, directly or indirectly,  the underlying  facts that led up to this Agreement or the terms or amount to be paid under this Agreement. Schneider represents that he has not and will not, in any way,  publicize the terms of this  Agreement and agrees that its terms are  confidential and will not be disclosed by him, except that he may discuss the terms of this Agreement with his attorneys, financial or tax advisors,  and members of his immediate family, or as otherwise  required by law.

     7.   NON-DISPARAGEMENT.  Schneider  represents  and  agrees  that he  shall refrain from making any written or oral  statements to any person or entity with whom  the  Company  or  Schneider  has  had or may  have a  business  or  social relationship  which  may  reasonably  be  expected  to  impugn  or  degrade  the character,  integrity,  or ethics of the  Company,  its  affiliates,  directors, employees,  or  clients,  or which may  reasonably  be  expected  to damage  the business,  image  or  reputation  of the  Company,  its  affiliates,  directors, employees, or clients.

     8.   APPLICABLE LAW AND  JURISDICTION.  This Agreement shall be governed by and  construed  in  accordance  with the laws of the State of New York,  without regard to its conflicts of law principles. Any dispute regarding this Agreement, or relating to Schneider's  employment  with the Company shall be brought in the courts  located  in New  York  County,  New  York  which  will be the  exclusive jurisdiction for such disputes. The Company and Schneider hereby expressly waive a right to a jury trial in any such actions.

     9.   ENTIRE AGREEMENT. This Agreement may not be changed or altered, except by a writing signed by both parties.  Until such time as this Agreement has been executed and subscribed by both parties hereto: (i) its terms and conditions and any discussion relating thereto, without any exception whatsoever,  shall not be binding nor  enforceable  for any purpose upon any party;  and (ii) no provision contained  herein shall be construed as an  inducement  to act or to withhold an action,  or be relied upon as such.  This  Agreement  constitutes an integrated, written contract,  expressing the entire agreement and understanding between the parties with respect to the subject  matter  hereof and  supersedes  any and all prior  agreements  and  understandings,  oral or written,  between the  parties, including but not limited to the Severance Benefits Agreement dated May 23, 2005 between the Company and you (the  "Severance  Benefits  Agreement")  EXCEPT THAT
that the terms and conditions of Article IV of the Severance  Benefits Agreement
shall  survive and shall be of full force and effect after the execution of this
Agreement,  except that Article 4.3 of the Severance Benefits Agreement shall be
amended  to  add  the  words   "property   containing   any"  before  the  words
"Confidential Information."

     10.  ASSIGNMENT. Schneider represents and warrants that he has not assigned or  transferred  any claim he is releasing,  nor has he purported to do so. This
Agreement binds Schneider's heirs, administrators,  representatives,  executors, successors,  and assigns, and will insure to the benefit of all Released Parties
and  their  respective  heirs,   administrators,   representatives,   executors,
successors,  and  assigns.  This  Agreement  is binding upon the Company and its successors and assigns.

     11.  SEVERABILITY.  If any  provision  in this  Agreement  is  found  to be unenforceable, all other provisions will remain fully enforceable.

     12.  INDEPENDENT  LEGAL  COUNSEL.   Schneider   acknowledges  that  he  has
consulted  with  independent  legal  counsel  regarding the legal effect of this
Agreement, and is entering into this Agreement freely and voluntarily.

     13.  BINDING  EFFECT.  This  Agreement will be deemed binding and effective immediately  upon  its  execution  by  Schneider;  provided,  however,  that  in accordance  with the Age  Discrimination  in Employment Act of 1967 ("ADEA") (29
U.S.C.  ss.  626, as  amended),  Schneider's  waiver of ADEA  claims  under this
Agreement is subject to the  following:  Schneider may consider the terms of his waiver of claims  under the ADEA for  twenty-one  (21) days  before  signing it.
Schneider  may revoke his waiver of claims  under the ADEA within seven (7) days of the day he executes this  Agreement.  Schneider's  waiver of claims under the
ADEA will not become  effective until the eighth (8th) day following his signing of this  Agreement.  Schneider  may revoke his waiver of ADEA claims  under this
Agreement by delivering  written notice of such revocation via facsimile  before the end of the seventh (7th) day following his signing of this Agreement to: Del
Global Technologies Corp., facsimile number 847-288-7011, Attention: Chairman of the Board.  In the event that Schneider  revokes his waiver of ADEA claims under this  Agreement  prior to the eighth (8th) day after  signing it, the  remaining portions of this Agreement  shall remain in full force in effect,  provided that the  obligation of the Company to provide the payments and benefits set forth in
Agreement shall be null and void.  Schneider further understands that if he does not revoke the ADEA waiver in this Agreement within seven (7) days after signing this Agreement,  his waiver of ADEA claims will be final, binding,  enforceable, and irrevocable.

     SCHNEIDER UNDERSTANDS THAT FOR ALL PURPOSES OTHER THAN HIS WAIVER OF CLAIMS
UNDER  THE  ADEA,  THIS  AGREEMENT  WILL  BE  FINAL,  EFFECTIVE,   BINDING,  AND
IRREVOCABLE IMMEDIATELY UPON ITS EXECUTION.

     14.  ACKNOWLEDGEMENT.  Schneider  acknowledges  that he: (a) has  carefully read this  Agreement in its entirety;  (b) has had an opportunity to consider it for at least  twenty-one  (21) days; (c) has been advised to consult and has had an opportunity to consult with legal counsel of his choosing in connection  with this Agreement;  (d) fully  understands the significance of all of the terms and conditions  of this  Agreement  and has discussed  them with  independent  legal counsel;  (e) has had  answered to his  satisfaction  any  questions  asked with regard  to the  meaning  and  significance  of any of  the  provisions  of  this
Agreement;  and (f) is signing this  Agreement  voluntarily  and of his own free will and agrees to abide by all the terms and conditions contained herein.

     This  Agreement  may be  executed in  counterparts,  each of which shall be deemed an original,  but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the first date set forth above.

                                         DEL GLOBAL TECHNOLOGIES CORP.

                                         By:   /s/ James R. Henderson
                                             -----------------------------------
                                             Name:  James R. Henderson
                                             Title: Chairman of the Board

                                             /s/ Walter F. Schneider
                                        ----------------------------------------
                                        Walter F. Schneider